Exhibit 99.1

Contact:	FOR RELEASE:
Jeffrey Kuehling	June 17, 2026
Executive Vice President,
Chief Financial Officer
and Treasurer
(310) 481-8440

KILROY REALTY RECASTS AND EXPANDS CREDIT FACILITIES

LOS ANGELES, June 17, 2026 — Kilroy Realty Corporation (NYSE: KRC) (the “Company”) today announced that its operating partnership, Kilroy Realty, L.P. (the “Borrower”), has closed on a fifth amended and restated senior unsecured revolving credit facility that permits borrowings of up to $1.25 billion (the “Revolving Credit Facility”). The term of the Revolving Credit Facility was extended two years and now matures July 31, 2030, prior to the exercise of available extension options. Additionally, the Borrower closed on an amended and restated senior unsecured term loan facility (the “Term Loan Facility”) that matures on July 31, 2031. The Term Loan Facility provides for a $250 million senior unsecured term loan, of which $200 million was previously outstanding under the prior term loan agreement and remains outstanding, and $50 million of which represents additional delayed draw term loan commitments available to be drawn through June 11, 2027.

“We are pleased to announce the recast of our Revolving Credit and Term Loan Facilities, which has allowed us to extend the maturity dates, improve pricing, and increase total available borrowing capacity,” stated Angela Aman, Chief Executive Officer of the Company. “We are grateful to our strong banking partnerships, which continue to provide Kilroy with robust liquidity and financial flexibility as we look to create value for all stakeholders.”

Revolving Credit Facility Key Terms Overview

	Fifth Amended and Restated Revolving Credit Facility	Previous Revolving Credit Facility
Amount	$1.25B	$1.10B
SOFR Borrowing Spread	100 bps	110 bps
SOFR Credit Spread Adjustment	None	10 bps
Annual Facility Fee	25 bps	25 bps
Maturity Date before Extension Options	July 31, 2030	July 31, 2028
Extension Options	Two 6-Month	Two 6-Month

Term Loan Facility Key Terms Overview

	Amended and Restated Term Loan Facility	Previous Term Loan Facility
Amount	$250M	$200M
SOFR Borrowing Spread	115 bps	120 bps
SOFR Credit Spread Adjustment	None	10 bps
Maturity Date	July 31, 2031	October 3, 2026
Extension Options	None	One 1-Year

The Revolving Credit Facility was syndicated to a group of U.S. and international banks led by JPMorgan Chase Bank, N.A., BofA Securities, Inc., Wells Fargo Securities, LLC, PNC Capital Markets LLC, and U.S. Bank National Association, which acted as joint lead arrangers and joint bookrunners. JPMorgan Chase Bank, N.A. is the administrative agent for the Revolving Credit Facility and Bank of America, N.A. and Wells Fargo Bank, N.A. are the syndication agents. Banco Santander, S.A., New York Branch, The Bank of Nova Scotia, BMO Capital Markets Corp., and Royal Bank of Canada acted as joint lead arrangers. PNC Bank, National Association, U.S. Bank National Association, Banco Santander, S.A., New York Branch, The Bank of Nova Scotia, Barclays Bank PLC, BMO Bank, N.A., and Royal Bank of Canada acted as co-documentation agents.

The Term Loan Facility was syndicated to a group of U.S. and international banks led by JPMorgan Chase Bank, N.A., BofA Securities, Inc., Wells Fargo Securities LLC, PNC Capital Markets LLC, and U.S. Bank National Association, which acted as joint lead arrangers and joint bookrunners. JPMorgan Chase Bank, N.A. is the administrative agent for the Term Loan Facility and Bank of America, N.A. and Wells Fargo Bank, N.A. are the syndication agents. Banco Santander, S.A., New York Branch, The Bank of Nova Scotia, and Royal Bank of Canada acted as joint lead arrangers. PNC Bank, National Association, U.S. Bank National Association, Banco Santander, S.A., New York Branch, The Bank of Nova Scotia, and Royal Bank of Canada acted as co-documentation agents.

About Kilroy Realty Corporation
Kilroy is a leading U.S. landlord and developer, with operations in the San Francisco Bay Area, Los Angeles, Seattle, San Diego, and Austin. The Company has earned global recognition for sustainability, building operations, innovation, and design. As a pioneer and innovator in the creation of a more sustainable real estate industry, the Company’s approach to modern business environments helps drive creativity and productivity for some of the world’s leading technology, media, life science, and professional services companies.

The Company is a publicly traded real estate investment trust (“REIT”) and member of the S&P MidCap 400 Index with more than seven decades of experience managing, developing, and acquiring office, life science, and mixed-use projects.

As of March 31, 2026, Kilroy’s stabilized portfolio totaled approximately 17.1 million square feet of primarily office and life science space that was 77.6% occupied and 82.3% leased. The Company also has 608 residential units in San Diego, with a quarterly average occupancy of 95.0%.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs, and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends, and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results, and events may vary materially from those indicated or implied in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results, or events. Numerous factors could cause actual future performance, results, and events to differ materially from those indicated in the forward-looking statements, including, among others: global market and general economic conditions, including actual and potential tariffs and periods of heightened inflation, and their effect on our liquidity and financial conditions and those of our tenants; adverse economic or real estate conditions generally, and specifically, in the States of California, Texas, and Washington; risks associated with our investment in real estate assets, which are illiquid, and with trends in the real estate industry; defaults on or non-renewal of leases by tenants; any significant downturn in tenants’ businesses, including bankruptcy, lack of liquidity or lack of funding, and the impact labor disruptions or strikes, such as episodic strikes in the media industry, may have on our tenants’ businesses; our ability to re-lease property at or above current market rates; reduced demand for office space, including as a result of remote working and flexible working arrangements that allow work from remote locations other than an employer's office premises; costs to comply with government regulations, including environmental remediation; the availability of cash for distribution and debt service, and exposure to risk of default under debt obligations; increases in interest rates and our ability to manage interest rate exposure; changes in interest rates and the availability of financing on attractive terms or at all, which may adversely impact our future interest expense and our ability to pursue development, redevelopment, and acquisition opportunities and refinance existing debt; a decline in real estate asset valuations, which may limit our ability to dispose of assets at attractive prices, or obtain or maintain debt financing, and which may result in write-offs or impairment charges; significant competition, which may decrease the occupancy and rental rates of properties; potential losses that may not be covered by insurance; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired, developed, and redeveloped properties; the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts; delays or refusals in obtaining all necessary zoning, land use, and other required entitlements, governmental permits and authorizations for our development and redevelopment properties; increases in anticipated capital expenditures, tenant improvement, and/or leasing costs; defaults on leases for land on which some of our properties are located; adverse changes to, or enactment or implementations of, tax laws or other applicable laws, regulations, or legislation, as well as business and consumer reactions to such changes; risks associated with joint venture investments, including our lack of sole decision-making authority, our reliance on co-venturers’ financial condition, and disputes between us and our co-venturers; environmental uncertainties and risks related to natural disasters; risks associated with climate change and our sustainability strategies, and our ability to achieve our sustainability goals; and our ability to maintain our status as a REIT. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2025, and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information and speak only as of the dates on which they are made. We assume no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information, or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.

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